                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             MTR GAMING GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   REGISTRANT
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of MTR Gaming Group, Inc. to be held on August 21, 1998 at 8:30 a.m. local time, at the Princeton Club, 15 West 43d Street, New York, New York 10036.

      The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting. There will also be a brief report on the current status of our business.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the Notice of Annual Meeting and Proxy Statement, please complete, sign and date your proxy ballot, and return it in the envelope provided.

      On behalf of the Officers and Directors of MTR Gaming Group, Inc., I thank you for your interest in the Company and hope that you will be able to attend our Annual Meeting.

                                          For the Board of Directors,

                                          EDSON R. ARNEAULT
                                          CHAIRMAN OF THE BOARD OF DIRECTORS AND
                                          PRESIDENT

Chester, West Virginia

July 17, 1998

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MTR Gaming Group, Inc. will be held on August 21, 1998 at 8:30 a.m. local time at the Princeton Club, 15 West 43d Street, New York, New York 10036 for the following purposes:

    1. To elect five persons to serve as directors of the Corporation until the next annual meeting of stockholders;

    2.  To ratify the adoption of the Corporation's 1998 Stock Incentive Plan;

    3. To ratify the grant of stock options to the Corporation's independent directors;

    4. To confirm Corbin & Wertz as the Corporation's accountants and independent auditors; and

    5.  To transact such other business as may properly come before the meeting.

      Stockholders entitled to notice and to vote at the meeting will be determined as of the close of business on July 13, 1998, the record date fixed by the Board of Directors for such purposes. A list of such Stockholders will be open for examination by any Stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting at the offices of the Company's transfer agent Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York, 10004.

                                   By order of the Board of Directors,
                                        ROSE MARY WILLIAMS, SECRETARY

Chester, West Virginia

July 17, 1997

 Please sign the enclosed proxy and return it promptly in the enclosed envelope. If mailed in the United States, no postage is required.

                             MTR GAMING GROUP, INC.
                                 STATE ROUTE 2
                          CHESTER, WEST VIRGINIA 26034

                                  ------------

                                PROXY STATEMENT

                                  ------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the management of MTR Gaming Group, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on August 21, 1998.

      A copy of the Company's report for the year ended December 31, 1997, containing financial statements for such fiscal year is enclosed herewith. The approximate mailing date of this Proxy Statement and form of proxy is July 17, 1998.

      Only stockholders of record as of the close of business on July 13, 1998 will be entitled to notice of and to vote at the meeting and any postponement or adjournments thereof. As of that date, 20,021,049 shares of Common Stock of the Company were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it at any time before it is exercised by written notice to the Secretary of the Company or by submission of another proxy bearing a later date. In addition, stockholders attending the meeting may revoke their proxies at any time before they are exercised.

      If no contrary instructions are indicated, all properly executed proxies returned in time to be cast at the meeting will be voted FOR (i) the election of the directors nominated herein, (ii) the ratification of the adoption of the Company's 1998 Stock Incentive Plan, (iii) the ratification of the grant of stock options to the Company's independent directors, and (iv) the ratification of the auditors. Members of the Company's management intend to vote their shares in favor of each of the proposals. A quorum for the meeting requires the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting, but in no event less than 33 1/3 percent of the outstanding shares of the Company's voting stock. The election of directors requires a plurality of the votes cast at the meeting. The ratification of the adoption of the Company's 1998 Stock Incentive Plan, the ratification of the grant of stock options to the Company's independent directors, and the confirmation of the auditors require the affirmative vote of a majority of the shares present at the meeting.

      Stockholders will vote at the meeting by ballot and votes cast at the meeting in person or by proxy will be tallied by the Company's transfer agent. Shares held by stockholders present in person at the meeting who do not vote and Ballots marked "abstain" or "withheld" will be counted as present at the meeting for quorum purposes, but will not be counted as part of the vote necessary to approve the proposals for the election of directors or the confirmation of the auditors.

      The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone or telegraph by regular employees of the Company, without any additional remuneration. The cost of soliciting proxies will be borne by the Company. In addition, the Company may also retain a proxy solicitation firm to solicit proxies, in which case, the fees of any such firm will be paid by the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to beneficial owners of such stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses in so doing.

      The Company knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

                             ELECTION OF DIRECTORS

      The directors of the Company are elected annually and hold office until the next annual meeting and until their successors have been elected and have qualified. The Company's Board of Directors (the "Board") has fixed the number of Directors at seven. However, the Board has nominated five candidates for service, each of whom serves for a term of one year, or until their successors are elected and qualify. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      Any stockholder submitting a proxy has the right to withhold authority to vote for an individual nominee to the Board by writing that nominee's name in the space provided on the proxy. Shares represented by all proxies received by the Company and not so marked as to withhold authority to vote for any individual director or for all directors will be voted FOR the election of the nominees named below. The Company knows of no reason why any such nominee should be unable to serve, but if such should be the case, proxies will be voted for the election of some other person.

NOMINEES FOR DIRECTORS

      The Board has nominated the following persons to serve as the Company's directors, and all proxies not marked otherwise will be voted for the such nominees, for a term expiring at the Annual Meeting in 1999:

      EDSON R. ARNEAULT , 51, has been a director of the Company since January 1992 and has served as the Company's President and Chief Executive Officer since April 26, 1995. He also serves as Chairman of the Company's Audit Committee. He is also an officer and director of the Company's subsidiaries, Mountaineer Park, Golden Palace, ExCal, Speakeasy Reno and Speakeasy Las Vegas. Mr. Arneault is also a principal in numerous ventures directly or indirectly engaged in the development, production and transportation of oil and gas. Since becoming the

President of the Company and Mountaineer Park, however, Mr. Arneault has devoted virtually all his time and attention to the business of the Company. Mr. Arneault is a certified public accountant, and has served as a tax partner with Seidman and Seidman (now "BDO Seidman"), a public accounting firm, in Grand Rapids, Michigan, from 1977 to 1980. Mr. Arneault was employed as a certified public account by Arthur Andersen in the tax department of its Cleveland office from 1972 to 1976. Mr. Arneault is a member of the Independent Producers Association of America, the Ohio Oil and Gas Association, the Michigan Oil and Gas Association and the Michigan Association of Certified Public Accountants. Mr. Arneault received his Bachelor of Science in Business Administration from Bowling Green University in 1969, his Master of Arts from Wayne State University in 1971; and his Masters in Business Administration from Cleveland State University in 1978. Mr. Arneault also serves as a member of the Hospitality and Tourism Management Board of Visitors of Robert Morris College in Pittsburgh, Pennsylvania.

      ROBERT L. RUBEN , 36, has been a director of the Company since September 1995 and is a partner in Ruben & Aronson, LLP, a Washington, D.C. law firm. Previously, Mr. Ruben was a principal in Freer, McGarry, Bodansky & Rubin, P.C., a Washington, D.C. law firm, where he practiced from 1991 until 1997. Mr. Ruben is also a director of Mountaineer Park and serves as assistant secretary of the Company and Mountaineer Park and as Chairman of the Compensation Committee. From 1986 to 1988, Mr. Ruben was associated with the firm of Bishop, Cook, Purcell & Reynolds, which later merged with Winston & Strawn, and from 1989 to 1991, Mr. Ruben was associated with the firm of Wickens, Koches & Brooks. Mr. Ruben practices principally in the areas of commercial litigation and corporate/securities law. Mr. Ruben received his Bachelor of Arts from the University of Virginia in 1983 and his Juris Doctor from the Dickinson School of Law in 1986. He is a member of the bars of the District of Columbia and the Commonwealth of Pennsylvania. Freer, McGarry, Bodansky & Rubin, P.C. served as counsel to the Company from November of 1991 to December of 1997. Ruben & Aronson, LLP currently serves as counsel to the Company, and Mr. Ruben has represented Mr. Arneault and various of his affiliates since 1987.

      ROBERT A. BLATT, 57, has been a director of the Company since September 1995. Mr. Blatt is the Chief Executive Officer and managing member of CGE Shattuck, L.L.C., and of New England National, L.L.C. and a member of the board of directors of AFP Imaging Corporation. Mr. Blatt is also a director and assistant secretary of Mountaineer Park, Chairman of the Company's Finance Committee and a member of the Company's Compensation Committee. Since 1979 he has been chairman and majority owner of CRC Group, Inc., and related entities, a developer, owner, and operator of shopping centers and other commercial properties, and since 1985, a member (seat owner) of the New York Stock Exchange, Inc. From 1959 through 1991, Mr. Blatt served as director, officer or principal of numerous public and private enterprises. Mr. Blatt received his Bachelor of Science in Finance from the University of Southern California in 1962 and his Juris Doctor from the University of California at Los Angeles in 1965. He is a member of the State Bar of California and a Registered General Principal, of the NASD.

      JAMES V. STANTON , 65, has been a director of the Company since February, 1998 and serves on the Company's Audit Committee. Mr. Stanton has his own law and lobbying firm, Stanton &

Associates, in Washington, D.C. From 1971 to 1978, Mr. Stanton represented the 20th Congressional District of Ohio in the United States House of Representatives. While in Congress Mr. Stanton served on the Select Committee on Intelligence, the Government Operations Committee, and the Public Works and Transportation Committee. Mr. Stanton has held a wide variety of public service positions, including service as the youngest City Council President in the history of Cleveland, Ohio and membership on the Board of Regents of the Catholic University of America in Washington, D.C. Mr. Stanton is also former Executive Vice President of Delaware North, a privately held international company which, during Mr. Stanton's tenure, had annual sales of over $1 billion and became the leading parimutuel wagering company in the United States, with worldwide operations including horse racing, harness racing, dog racing, and Jai-Lai. Delaware North also owned the Boston Garden and the Boston Bruins hockey team. From 1985 to 1994 Mr. Stanton was a principal and co-founder of Western Entertainment Corporation, which pioneered one of the first Native American Gaming operations in the United States, a 90,000 square foot bingo and casino gaming operation located on the San Manuel Indian Reservation in California, which generated annual revenues in excess of $50 million. Mr. Stanton also serves on the boards of CCA Companies Incorporated, and Saf T Lok, Inc.

      WILLIAM D. FUGAZY, JR. , 47, has been a director of the Company since February, 1998 and serves on the Company's Audit Committee. He is presently Chairman of Camelot Ventures, Inc. which is a financial advisory firm based in New York City. Mr. Fugazy is a former Regional President of Koll Real Estate Service, a company which provided real estate services throughout the United States and internationally. Koll was one of the largest real estate services companies in the world and in August, 1997 merged with CB Commercial Real Estate Group, Inc. Mr. Fugazy served in this capacity since January 1993. Prior to joining Koll, Mr. Fugazy was President of Tishman Management and Leasing Services Corporation, also a national real estate service company which was sold to Koll in 1992. Mr. Fugazy served in that capacity since September 1989. Prior to joining Tishman, Mr. Fugazy was Senior Vice President of Muller and Company, a national investment banking and securities brokerage operation. Mr. Fugazy is also a partner and officer of the Beacon Hotel and Resort Corporation, a hotel management company with offices in New York, Los Angeles, California and Miami Beach, Florida. Mr. Fugazy holds a B.S. Degree from Fordham University in New York.

      The Board held four regular meetings and two special meetings during the fiscal year ended December 31, 1997. All directors attended at least 75% of the total number of meetings of the Board except for Thomas Russell, who no longer serves on the Board. The Board does not have a standing nominating committee. Mr. Ruben and Mr. Blatt make up the Board's Compensation Committee. On February 18, 1998, the Board formed an Audit Committee of which Messrs. Arneault, Stanton, and Fugazy are the members. The Compensation Committee makes recommendations with respect to salaries, bonuses, restricted stock, and deferred compensation for the Company's executive officers as well as the policies underlying the methods by which the Company compensates its executives. During the fiscal year ended December 31, 1997, the Compensation Committee held three meetings. As a matter of policy, and to assure compliance with Rule 16b-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") the decisions of the Compensation Committee are subject to ratification by a majority of the Board.

EXECUTIVE OFFICERS; OFFICERS

      The following persons serve as the officers indicated:

                                                            PRINCIPAL
                                                            OCCUPATION
NAME AND ADDRESS                        POSITION            LAST 5 YEARS
----------------------------  ----------------------------  ----------------------------
EDSON R. ARNEAULT*            Director,                     President of the Company and
7199 Thornapple River Drive   President, Chief              its subsidiaries; oil and
Ada, MI 49306                 Executive Officer,            gas exploration.
                              Chief Financial Officer
                              and Treasurer

ROBERT L. RUBEN**             Director, Assistant           Law
3299 K Street, N.W.           Secretary
Suite 403
Washington, D.C. 20007

ROBERT A. BLATT**             Director, Assistant           Commercial Development
1890 Palmer Avenue            Secretary
Suite 303
Larchmont, NY 10538

ROSE MARY WILLIAMS            Secretary                     Business Administration
State Route 2
Chester, West Virginia 26034

------------------------

* Also an officer and director of Mountaineer Park, Inc., Speakeasy Gaming of Las Vegas, Inc., Speakeasy Gaming of Reno, Inc., ExCal Energy Corporation and Golden Palace Casinos, Inc., the Company's subsidiaries.

**  Also a director and assistant secretary of Mountaineer Park.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

      The following table sets forth, as of July 13, 1998, the ownership of the presently issued and outstanding shares of the Company's Common Stock by persons owning more than 5% of such stock, and the ownership of such stock by the Company's officers, directors and key employees, individually and as a group. As of July 13, 1998 there were 20,021,049 shares of common stock outstanding. All such shares were owned both beneficially and of record, except as otherwise noted.

                                                   AMOUNT AND NATURE OF    PERCENTAGE
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP     OF CLASS
------------------------------------------------  ----------------------  -------------

Edson R. Arneault(1)                                     3,275,567              15.10%
MTR Gaming Group, Inc.
State Route 2 South
P.O. Box 356
Chester, WV 26034

Robert L. Ruben(2)                                         338,228               1.66%
Ruben & Aronson, LLP
3299 K Street, N.W.
Suite 403
Washington, DC 20007

Robert A. Blatt(3)                                         667,684               3.29%
The CRC Group
Larchmont Plaza
1890 Palmer Avenue,
Suite 303
Larchmont, NY 10538

James V. Stanton(4)                                         10,000              *
Stanton & Associates
1310 19th Street, N.W.
Washington, D.C. 20036

William D. Fugazy, Jr.(4)                                   14,000              *
140 East 45th Street, Suite 4000
New York, New York 10017
Amount and Nature

Bennett Management and                                   1,530,000               7.64%
Development Corp.(5)
2 Clinton Square
Syracuse, NY 13202

                                                   AMOUNT AND NATURE OF    PERCENTAGE
NAME AND ADDRESS                                   BENEFICIAL OWNERSHIP     OF CLASS
------------------------------------------------  ----------------------  -------------
Madeleine LLC(6)                                         2,884,302              12.82%
450 Park Avenue
New York, NY 10022

Donald G. Saunders(7)                                    1,587,665               7.72%
900 East Desert Inn Road
Suite 521
Las Vegas, NV 89109

Total Officers and Directors as a Group                  4,305,479              19.29%
(5 persons)(8)

*   Less than 1%.

------------------------

1) Includes 1,605,818 shares and options to acquire beneficial ownership of 1,669,749 shares within 60 days held by Mr. Arneault or his affiliates. Does not include options to purchase 300,000 shares granted to Mr. Arneault in January 1998 under the Company's 1998 Stock Incentive Plan (the "1998 Plan") which was approved by the Company's Board of Directors in January 1998. The 1998 Plan and all options granted under that plan are subject to shareholder approval.

2) Includes 38,228 shares and options to acquire beneficial ownership of 300,000 shares within 60 days held by Mr. Ruben. Does not include options to purchase 200,000 shares granted to Mr. Ruben in January 1998 under the 1998 Plan. The 1998 Plan and all options granted under that plan are subject to shareholder approval.

3) Includes 392,684 shares and options to acquire beneficial ownership of 275,000 shares exercisable within 60 days held by Mr. Blatt. Does not include options to purchase 200,000 shares granted to Mr. Blatt in January 1998 under the 1998 Plan. The 1998 Plan and all options granted under that plan are subject to shareholder approval.

4) For each year of service on the Company's Board of Directors, Mr. Stanton and Mr. Fugazy will each receive options to purchase 25,000 shares of common stock of the Company. Such options will be exercisable for a term of five years from the date of grant. For the first year of service, the grant date was February 18, 1998. The options will vest and be deemed earned in tranches of 6,250 for each quarterly board meeting, audit committee meeting, or annual or special meeting of shareholders attended in person (for up to four meetings in any calendar year). Any options that have not vested at the end of each calendar year will be deemed cancelled. The options are subject to shareholder approval at the meeting.

5) Includes 780,000 shares for which voting rights have been assigned to the Board to satisfy licensing requirements of the Lottery Commission.

6) Includes 412,428 shares and options to acquire beneficial ownership of 2,471,874 shares within 60 days held by Madeleine LLC; provided, however, that pursuant to an agreement with the Company, Madeleine LLC may not exercise its warrant to the extent such exercise would result in its ownership of 5% or more of the then issued and outstanding shares of common stock of the Company without the prior approval of the West Virginia State Lottery Commission.

7) Includes 1,051,816 shares and options to acquire beneficial ownership of 515,849 shares within 60 days.

8)  Includes Messrs. Arneault, Blatt, Ruben, Stanton and Fugazy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the provisions of Section 16(a) of the Exchange Act, the Company's officers, directors and 10% beneficial stockholders are required to file with the SEC reports of their transactions in the Company's securities. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that all forms were filed timely by the Company's officers, directors and 10% beneficial stockholders, except for Messrs. Russell and Arneault (with respect to one report).

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded, paid to or earned by the most highly compensated executive officers of the Company whose compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                         Long Term Compensation
                                  -------------------------------------------    ----------------------------------------
                                                                                         Awards              Payouts
                                                                                 ----------------------  ----------------
                                                                      Other      Restricted
                                                                     Annual        Stock        Options   LTIP      All
                                               Salary     Bonus       Comp.        Awards        SARs    Payouts   Other
             Name                   Year         ($)       ($)         ($)          ($)           ($)      ($)     Comp.
------------------------------    ---------    -------    ------    ---------    ----------     -------  -------  -------
                                                 (1)                   (2)          (3)           (4)      (5)      (6)
 EDSON R. ARNEAULT(5)                 1997     300,643    67,500       4,517        --          150,000    --       --
  Chairman, President and
  Chief Executive
  Officer of MTR Gaming Group,
  Inc.                                1996     230,521    67,500      24,590        2,748       300,000    --       --

                                      1995      68,985    23,000       --         144,667       378,415    --       --
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 THOMAS K. RUSSELL(5)                 1997     170,697      --         --           --            --       --       --
  Secretary, Treasurer, Chief
  Financial Officer, General          1996     162,729      --         7,496          619       100,000    --       --
  Counsel and Director of MTR
  Gaming Group, Inc.                  1995     105,734      --         --          41,554       223,316    --       --

------------------------

(1) Mr. Arneault's salary was $213,652 in 1995, of which $144,667 was paid in the form of a stock award on February 9, 1996. Mr. Russell's salary was $147,288 in 1995, of which $41,554 was paid in the form of a stock award on February 9, 1996. During 1996, said amounts, together with interest at the rate of 10% per annum, were converted to shares of the Company's common stock at the market value of the shares on February 9, 1996, the effective date of the conversion.

(2) Includes a per diem allowance of $4,157 paid to Mr. Arneault in 1997. Also includes accrued 1996 vacation compensation of $13,618 and 1996 per diem allowance of $10,972 paid to Mr. Arneault, and accrued 1996 vacation compensation of $7,469 paid to Mr. Russell.

(3) 1996 payments to Messrs. Arneault and Russell include interest paid on accrued 1995 salaries; 1995 payments to Messrs. Arneault and Russell represent the value of common stock paid to them in lieu of accrued 1995 salaries.

(4) All options granted by the board of directors in 1997 were approved by vote of the stockholders at the Company's annual meeting of stockholders held October 8, 1997.

(5) See "Employment Agreements" below.

      The following table contains information concerning the grant of stock options during fiscal 1997 to the Company's executive officers named in the Summary Compensation Table.

                           OPTIONS/SAR GRANTS IN 1997

                                                                                                      Potential Realized Value
                                                                                                             At Assumed
                                                                                                       Annual Rates of Stock
                                          Number of                                                            Price
                                         Securities         % of Total                                Appreciation for Option
                                         Underlying           Options                                         Term(2)
                                           Options          Granted In       Exercise    Expiration   ------------------------
                Name                   Granted (#)(1)       Fiscal Year        Price        Date        5% ($)       10% ($)
------------------------------------  -----------------  -----------------  -----------  -----------  -----------  -----------
 Edson R. Arneault                          150,000                 20%      $  1.3438    Sep. 2002       55,688      123,056
 Thomas K. Russell                           --                 --              --           --           --

------------------------

(1) In September 1997, the Board of Directors granted options to certain executive officers, key personnel and employees to purchase, in the aggregate, 750,000 shares of the Company's common stock for a price of $1.3438 per share, the market price of the stock on the date of grant. Such stock options were approved by the shareholders in October 1997.

(2) In accordance with the rules of the Securities and Exchange Commission, "Potential Realizable Value" has been calculated assuming an aggregate five year appreciation of the fair market value of the Company's common stock on the date of the grant, or $1.3438 per share, at annual compounded rates of 5% and 10%, respectively.

      The following table sets forth information regarding the number and value of options held by each of the Company's executive officers named in the Summary Compensation Table during fiscal 1997. None of the named executive officers exercised any stock options during fiscal 1997.

                       FISCAL YEAR END OPTION/SAR VALUES

                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-THE-
                                            UNDERLYING UNEXERCISED      MONEY OPTIONS AT FISCAL YEAR
                                          OPTIONS AT FISCAL YEAR END             END ($)(1)
                                          ---------------------------   ----------------------------
                  NAME                    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------------------------  -----------   -------------   -------------  -------------
 Edson R. Arneault                          969,749        --           $1,474,552.43      --
 Thomas K. Russell                          401,816        --           $  693,526.38      --

------------------------

(1) Based on the market price of the Company's Common Stock of $2.75 on March 20, 1997, as reported by Nasdaq.

EMPLOYMENT AGREEMENTS

      On March 1, 1997, the Company entered into a new three year employment agreement with Mr. Arneault to reflect Mr. Arneault's responsibilities as president and chairman of the Company which he assumed on April 26, 1995. The new agreement replaced a May 10, 1994, agreement pursuant to which Mr. Arneault served as president of ExCal Energy Corporation and vice president in charge of political relations for the Company. The new agreement provides that Mr. Arneault will receive a base salary with annual cost of living adjustments and bonuses at the discretion of the Compensation Committee of the Board of Directors. As of March 1, 1997, Mr. Arneault's base salary is $315,000 an increase of 31% and he was awarded performance bonuses of $67,500 in December 1996 and July 1997. In January of 1998, Mr. Arneault was awarded a bonus of $50,000. The Compensation Committee obtained the consent of the Company's lender for the increase and bonuses to the extent required.

      Mr. Arneault's agreement provides that if his employment is terminated by reason of death or physical or mental incapacity, the Company will continue to pay him or his estate the compensation otherwise payable to him for a period of two years. If his period of employment is terminated for a reason other than death or physical or mental incapacity or for cause, the Company will continue to pay the compensation that otherwise would have been due to him for the remaining period of employment. If Mr. Arneault's period of employment is terminated for cause, the Company will have no further obligation to pay him, other than compensation unpaid at the date of termination.

      In the event that the termination of Mr. Arneault's period of employment occurs after there has been a change of control (as defined in the agreement) of the Company and the termination is (i) not for cause, (ii) by reason of the death or physical or mental disability of Mr. Arneault or (iii) Mr. Arneault terminates his employment for good reason (as defined in the agreement), then Mr. Arneault will have the right to receive within thirty days of the termination, a sum that is three times his annual base salary, but not to exceed the amount deductible by the Company under the Internal Revenue Code of 1986. The term "change of control" means (i) any change of control of the Company that would be required to be reported on Schedule 14A under the Exchange Act, (ii) any person becoming the direct or indirect beneficial owner of 20% or more of the Company's outstanding voting securities, other than a person who was an officer or director of the Company on the date of the agreement or (iii) the circumstance in which the present directors do not constitute a majority of the Board. The term "good reason" means (i) the assignment to Mr. Arneault of any duties that in his judgment are inconsistent with, or constitute a diminution of, Mr. Arneault's position, authority, duties or responsibilities, (ii) Mr. Arneault's involuntary relocation or (iii) the Company's failure to comply with the compensation provisions of the agreement.

      Mr. Arneault's agreement provides that, during the term of the agreement, he will not compete with the business or any contemplated business of the Company either individually or as an officer, director, stockholder, employee, agent, partner or consultant of any entity at any location within ninety miles of any locations at which the Company does business or at which Mr. Arneault knows that the Company contemplates doing business.

      On February 16, 1998, the Company entered into an Amendment of Employment Agreement with Thomas K. Russell (the "Amendment Agreement") which governs, as of such date, the terms of Mr. Russell's employment with the Company. The Amendment Agreement replaced a May 10, 1994 agreement pursuant to which Mr. Russell served as an officer and director of the Company. As of February 16, 1998 neither the Company nor Mr. Russell have any further rights or obligations under the May 10, 1994 agreement. Pursuant to the terms of the Amendment Agreement (i) Mr. Russell resigned from all directorships and offices that he held with the Company and its affiliates (the "Companies") prior to February 16, 1998 and from membership on any committees of the Companies; (ii) the Company agreed to pay Mr. Russell the sum of $99,676.94 offset by any advances or payroll received by him from the Company after December 31, 1997 (such offsets totaling $48,000); (iii) the Company agreed to employ Mr. Russell as an Assistant to the President for a term of 20 months commencing on January 1, 1998 and terminating on September 15, 1999 (during which time Mr. Russell will not be expected to devote more than 15 hours per month to the business of the Company in consideration of a salary of $1,000 per month); and (iv) the Company and Mr. Russell agreed on certain other provisions including a release and indemnification, medical insurance, non- disclosure and confidentiality. In addition, the Company and Mr. Russell agreed that all of their respective obligations under the Amendment Agreement are expressly conditioned on the compliance by the other party with its obligations under such agreement.

STOCK PERFORMANCE GRAPH

      The following graph demonstrates a comparison of cumulative total returns of the Company, the NASDAQ Market Index (which is considered to be a broad index) and an industry peer group index based upon companies which are publicly traded with the same four digit standard industrial classification code ("SIC") as the Company (SIC 7999 Amusement and Recreational Services) for the past five years. The beginning date for the graph is January 1, 1993, the date on which the Company's Common Stock was first quoted on NASDAQ. The following graph assumes $100 invested in each of the above groups and the reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MTR GAMING        INDUSTRY           NASDAQ

                 GROUP, INC.          INDEX         MARKET INDEX
1992                 $100.00        $100.00              $100.00
1993                  $60.00        $162.12              $119.95
1994                  $17.27        $128.62              $125.94
1995                  $10.91        $185.49              $163.35
1996                  $14.55        $194.30              $202.99
1997                  $29.09        $202.79              $248.30

                    COMPANY                         1992       1993       1994       1995       1996       1997
------------------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------
 MTR Gaming Group, Inc.........................      100.00      60.00      17.27      10.91      14.55      29.09
 Industry Index................................      100.00     162.12     128.62     185.49     194.30     202.79
 NASDAQ Market Index...........................      100.00     119.95     125.94     163.35     202.99     248.30

(1) The peer group consists of the following companies: American Bingo & Gaming; American Wagering; Argosy Gaming Co.; Boyd Gaming Co.; Casino America, Inc.; Crown Group, Inc.; Dover Downs Entertainment; Gametech International, Inc.; Grand Casinos, Inc.; Imax Co.; Inland Entertainment Corp.; Interactive Entertainment; Lady Luck Gaming Corp.; Malibu Entertainment; MGM Grand, Inc. Mirage Resorts, Inc.; Multimedia Games Inc.; N-Vision, Inc.; Netlive Communications; President Casinos, Inc.; Quintel Entertainment; Renaissance Entertainment; Sands Regent; Santa Fe Gaming Corp.; Skyline Multimedia Entertainment; Ticketmaster Group; Vail Resorts; and Visual Edge Systems, Inc.

COMPENSATION OF DIRECTORS

      Mr. Ruben and Mr. Blatt are entitled to receive a fee of $2,500 for each quarterly Board meeting that they attend and are also entitled to be reimbursed for out-of-pocket expenses incurred in attending Board meetings. Mr. Blatt is also entitled to a fee of $3,000 per month for serving as Chairman of the Finance Committee. During 1997, Mr. Blatt also earned $32,000 in consulting fees. Directors who are employees of the Company do not receive compensation for attendance at Board meetings, but are entitled to reimbursement for expenses that they incur in attending such meetings.

      On January 23, 1996, Mr. Ruben and Mr. Blatt were granted non-qualified options to purchase 75,000 and 50,000 shares of the Company's Common Stock, respectively, at the fair market value on the date of the grant of $0.5625 per share. On October 2, 1996, Messrs. Blatt and Ruben were each granted non-qualified options to purchase 75,000 shares of the Company's common stock at the fair market value on the date of grant of $1.06 per share. On September 19, 1997, Messrs. Blatt and Ruben were each granted non-qualified options to purchase 150,000 shares of the Company's common stock at the fair market value on the date of grant of $1.34375 per share. All of the foregoing options were granted to Messrs. Ruben and Blatt as compensation for their services as directors and are exercisable at any time and from time to time in whole or in part for a period of five years from the date of grant.

      On February 18, 1998, the Company entered into agreements with Mr. Stanton and Mr. Fugazy to provide certain compensation for their services on the Company's Board of Directors. Specifically, each agreement provided for: (i) the grant of options to purchase 25,000 shares of common stock of the Company for each year of service subject to Shareholder ratification at the next annual meeting of Shareholders; (ii) the registration by the Company, at its sole cost, of the shares underlying such options by including such shares in any registration statement the Company determines to file with the Securities and Exchange Commission with respect to employee compensation; (iii) the adjustment of the terms of such options in certain events as set forth in the agreement; and (iv) a fee of $2,500 for each regular meeting of the Board, audit committee or shareholders attended and reimbursement of expenses for travel, food and lodging incurred in attending such meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      On November 8, 1995, the Board voted to form an executive compensation committee consisting of Mr. Ruben and Mr. Blatt (the "Committee"). The Committee is authorized to review all compensation matters involving directors and executive officers and Committee approval is required for any compensation to be paid to executive officers or directors who are employees of the Company. As a matter of policy and to assure compliance with Rule 16b-3(d)(1) of the Exchange Act, the decisions of the Compensation Committee are subject to ratification by a majority of the Board.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Policy

      The Committee's decisions with respect to executive compensation are guided by the general principle that compensation be designed (i) to assure that the Company's executives receive fair compensation relative to their peers at similar companies; (ii) to assure that the Company's shareholders are receiving fair value for the compensation paid to the Company's executives; and (iii) to allow the Company to secure and retain the services of high quality executives.

      The Company's compensation program will consist of three elements: a base salary; annual incentives in the form of cash or restricted stock bonuses; and long-term incentives in the form of stock options. The Committee believes that annual incentives, or bonuses, should be used to reward an executive for exceptional performance. The determination of what constitutes exceptional performance is, at this stage, a subjective judgment by the Committee based on the executive's contribution to the Company's revenues, legislative and regulatory efforts, recruitment of high quality personnel, elevating public awareness and perception of the Company's gaming and resort businesses, and development of the Company's prospects.

      Stock options allow the Company to motivate executives to increase stockholder value. This type of incentive also allows the Company to recruit members of the management team whose contributions and skills are important to its long-term success. The Committee intends to employ a combination of cash incentives, stock and option awards.

      During 1997, Mr. Russell's compensation was determined by a May 10, 1994 Employment Agreement. His compensation after annual cost of living increases provided by the Employment Agreement was $171,000.

Chief Executive Officer Compensation; Employment Agreement.

      As of March 1, 1997, the Company entered a new three year employment agreement with Mr. Arneault at a base salary of $315,000, which represents a 31.25% increase over his compensation under a May 10, 1994 Employment Agreement. In July of 1997, Mr. Arneault received a cash bonus of $67,500 which was awarded in 1996. In addition, in September of 1997, the Committee recommended, and the Board approved, a grant to Mr. Arneault of non-qualified options to purchase 150,000 shares of the Company's common stock at the fair market value on the date of grant of $1.34375 per share. In deciding upon Mr. Arneault's bonus and the award of options, the Committee took into account (i) Mr. Arneault's success in substantially increasing the Company's revenues; (ii) his continued good work with West Virginia regulators; and (iii) his contribution to the Company's overall financial results, including the quadrupling of Company's net profits. The Committee believed that the total compensation was warranted by Mr. Arneault's overall performance and necessary to assure that Mr. Arneault's compensation was competitive with CEOs of similar companies.

                            Respectfully submitted,

                                          Robert A. Blatt
                                          Robert L. Ruben

                              CERTAIN TRANSACTIONS

      On December 16, 1994, ExCal Energy Corporation, a subsidiary of the Company, entered into an agreement to sell its Ohio oil and gas leases pursuant to the Company's March 1993 plan of orderly liquidation to Development & Acquisition Ventures in Energy, Inc., a corporation that is controlled by David
T. Arneault, the brother of Edson R. Arneault. The buyer agreed to pay ExCal a total of $450,000 in the form of (i) a promissory note in the amount of $300,000 bearing interest at 8% per annum and payable in monthly installments of $10,000 beginning six months after the sale and (ii) $150,000 payable from the portion of the monthly net revenues of the wells in excess of $10,000. In addition, if the leases are sold, ExCal is to receive any unpaid balance of the $150,000 plus 50% of the payments received from the sale. The bid submitted by the buyer was the highest of four independent bids received by the Company. With its June, 1998 payment, the buyer brought the note current through July, 1997, but is delinquent for the period thereafter. The Company believes the matter will be resolved amicably and satisfactorily.

      Mr. Robert Ruben, a member of the Company's board, is a partner in the law firm Ruben & Aronson, LLP, which has performed legal services for the Company. The Company and Ruben & Aronson anticipate that the law firm will perform legal services for the Company in the future. Mr. Ruben was a principal in the law firm of Freer, McGarry, Bodansky & Rubin, P.C., which performed legal services for the Company from 1991 until 1997. During the fiscal year ended December 31, 1997, the Company paid Freer, McGarry, Bodansky & Rubin the sum of $360,457 for legal services.

                        RATIFICATION OF ADOPTION OF 1998
                              STOCK INCENTIVE PLAN

      The Company's Board of Directors has adopted, subject to the approval of the Company's stockholders, the Company's 1998 Stock Incentive Plan (the "Plan"). The Board has reserved 800,000 shares of the Company's Common Stock for issuance pursuant to the exercise of options issued under the Plan. A copy of the proposed Plan is attached as Exhibit A.

SUMMARY OF THE PLAN

      Under the terms of the Plan, the Board or a Committee designated by the Board may issue options or shares of stock to those persons whom the Board deems to be "key employees" of the Company or any of its subsidiaries and who may include officers and directors of the Company and to consultants and directors who are not employees of the Company. However, no director may vote upon the grant to himself. The awards to be granted under the Plan may be incentive stock options eligible for favored treatment under Section 422 of the Internal Revenue Code of 1986 (the "Code"), non-qualified options that are not eligible for such treatment or stock of the Company which may be subject to contingencies or restrictions. Approximately twenty employees, officers and directors of the Company are currently eligible to participate in the Plan.

      The exercise price for any incentive stock option ("ISO") may not be less than 100% of the fair market value of the stock on the date the option is granted, except that with respect to a participant who owns more than 10% of the Company's common stock the exercise price must be not less than 110% of fair market value. The exercise price of any non-qualified option shall be in the sole discretion of the Committee. The aggregate fair market value of the shares that may be subject to any ISO granted to any participant may not exceed $100,000. There is no comparable limitation with respect to non-qualified stock options.

      The term of all options granted under the Plan will be determined by the Committee in its sole discretion; PROVIDED, HOWEVER, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. The right of exercise will be cumulative, so that shares that are not purchased in one year may be purchased in a subsequent year. The options may not be assigned. Upon exercise of any option, in whole or in part, payment in full is required (unless the applicable award contract permits installment payments) for the number of shares purchased. Payment may be made in cash, by delivery of shares of the Company's common stock of equivalent fair market value (in which case reload options will be issued) or by any other form of legal consideration that is acceptable to the Board.

      In addition to ISOs and non-qualified options, the Plan permits the Committee, consistent with the purposes of the Plan, to grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may require the holder to pay such price per share therefor, if any, as the Committee may determine. Such shares may be subject to such contingencies and restrictions as the Committee may determine.

      If an employee's employment is terminated by reason of death or disability, either the employee or his or her beneficiary will have the right for one year to exercise the option to the extent the option was exercisable on the date of death or disability. If a Plan participant's relationship with the Company is terminated by reason other than death or disability and other than for cause or without the Company's consent (in which case the option shall terminate immediately), he or she may, for a period of three months, exercise the option to the extent that it was exercisable on the date of termination, but in no event after the date the award would otherwise have expired.

      The Plan will be administered by the Board, which is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to determine the employees to whom, and the time, terms and conditions under which, options may be granted. The Board is also authorized to adjust the number of shares available under the Plan, the number of shares subject to outstanding options and the option prices to take into account the Company's capitalization by reason of a stock dividend, recapitalization, merger, consolidation, stock split, combination or exchange of shares or otherwise.

      The Board may amend, suspend or terminate the Plan in any respect at any time. However, no amendment may (i) increase the number of shares reserved for options under the Plan, (ii) modify the requirements for participation in the Plan, or (iii) modify the Plan in any way that would require stockholder approval under the rules and regulations under the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

      Under current Federal law, no taxable income will be recognized by the recipient of an incentive stock option within the meaning of Section 422 of the Code upon either the grant or exercise of the incentive stock option (provided the exercise occurs while the participant is an employee of the Company or within three months after termination of employment), nor will a deduction be allowed the Company by reason of the grant or exercise, provided the employee does not dispose of the shares issued upon exercise within two years from the date the option was granted and within one year from the date the shares were issued. If the recipient fails to satisfy these holding period requirements, the difference between the amount realized upon disposition of the shares and the adjusted basis of the shares is includible as compensation in the recipient's gross income and the Company will be entitled to a deduction in that amount.

      Under current law, the holder of a non-qualified stock option is taxable at the time of exercise on the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon disposition of the stock, the stockholder is taxable upon the difference between the basis of the stock (which is equal to the fair market value at the time the option was exercised) and the amount realized upon the disposition.

      A grant of shares of common stock that is subject to no vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient's income.

      Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. The value of the shares will generally be taxable to the recipient as compensation income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to
Section 83(b) of the Code to treat the fair market value of the shares on the date of such grant as compensation income in the year of the grant of restricted shares, provided the recipient makes the election within 30 days after the date of the grant. In any case, the Company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient's income in the year in which that amount is so included.

      The Board believes the Plan will further the growth and development of the Company by issuing options to certain key employees as an incentive for stock ownership. It is contemplated that the Plan will provide such persons with increased interest in the Company's success as they increase their proprietary stake in the Company.

AWARDS GRANTED UNDER THE PLAN

      Subject to stockholder approval of the Plan, the Board granted options under the Plan in January of 1998 to the Company's Chief Executive Officer, two current directors who are not executive officers, and a group of eight employees who are not executive officers. If the Plan is not approved by the Company's stockholders on or before January 27, 1999, the Plan and any grants thereunder shall terminate. The following table shows the options granted under the new Plan in January of 1998.

             OPTIONS GRANTED UNDER THE 1998 STOCK INCENTIVE PLAN(1)

                                                                                                   SECURITIES
                                                                                                   UNDERLYING
                                                                                                   OPTIONS(2)
                                                                                               -------------------
Edson R. Arneault............................................................................         300,000
All current directors who are not Executive Officers as a group (2 persons)..................         400,000(3)
All employees who are not Executive Officers as a group (8 persons)..........................         100,000

------------------------

(1) As of July 13, 1998, the market value of the securities underlying the options is $2.3125 per share of common stock. The Company will receive no consideration for the granting of the options.

(2) The options to purchase common stock of the Company are exercisable, subject to stockholder approval, as of the grant date, January 27, 1998, and for a period of five years thereafter at a price per share of $2.15625, the fair market value on the date of grant.

(3) Includes Messrs. Blatt and Ruben.

      The favorable vote, either in person or by proxy, of the holders of a majority of the common shares is necessary for the adoption of the Plan. The Board recommends a vote FOR the adoption of the Plan.

                     RATIFICATION OF GRANT OF STOCK OPTIONS
                     TO THE COMPANY'S INDEPENDENT DIRECTORS

      On February 18, 1998, the Company entered into separate agreements with James V. Stanton and William D. Fugazy, Jr. to provide certain compensation for their services on the Company's Board of Directors and the Board's Audit Committee. Specifically, each agreement provided for: (i) the grant of options to purchase 25,000 shares of common stock of the Company for each year of service; (ii) the registration by the Company, at its sole cost, of the shares underlying such options by including such shares in any registration statement the Company determines to file with the Securities and Exchange Commission with respect to employee compensation; (iii) the adjustment of the terms of such options in certain events as set forth in the agreement; and (iv) a fee of $2,500 for each regular meeting of the Board, audit committee or shareholders attended and reimbursement of expenses for travel, food and lodging incurred in attending such meetings. Pursuant to the agreements, the grant of options (but no other terms of the agreements) was expressly made subject to ratification by the Company's stockholders at the meeting. Copies of the agreements are attached as Exhibits B-1 and B-2.

      Under the terms of the agreements, for each year of service Messrs. Stanton and Fugazy will receive options to purchase 25,000 shares of common stock of the company (the "Options"). The Options will be exercisable for a term of five (5) years from the date of grant. For the first year of service, the grant date is February 18, 1998 (the date on which the nominations were accepted) and the exercise price is $2.50 per share, the fair market value of the Company's common stock on the date of grant. The Options will vest and be deemed earned in tranches of 6,250 for each quarterly board meeting, audit committee meeting, or annual or special meeting of shareholders attended in person (for up to four meetings in any calendar year). The Options are non-qualified options within the meaning of the Code. Any Options that have not vested at the end of each calendar year shall be deemed cancelled.

      The favorable vote, either in person or by proxy, of the holders of a majority of the common shares is necessary for the ratification of the grant of options made under the agreements. The Board recommends a vote FOR the ratification of the agreements.

                     RATIFICATION OF SELECTION OF AUDITORS

      The Board has selected the firm of Corbin & Wertz, independent public accountants, to serve as auditors for the fiscal year ending December 31, 1998, subject to ratification by the stockholders. Corbin & Wertz has served as the Company's auditors since 1991.

      The Board recommends a vote FOR ratification of this selection.

      It is not expected that a member of the firm Corbin & Wertz will be present at the Annual Meeting.

                             FINANCIAL INFORMATION

      The Financial Statements of the Company included in the Company's Annual Report to Stockholders that accompanies this Proxy Statement are incorporated herein by reference.

                                 OTHER MATTERS

STOCKHOLDER PROPOSALS FOR NEXT MEETING

      Proposals of stockholders intended for inclusion in the proxy statement for the Annual Meeting of Stockholders to be held in 1999 must be received by the Company's executive offices not later than March 19, 1999. Proponents should submit their proposals by Certified Mail-- Return Receipt Requested.

NO OTHER BUSINESS

      Management is not aware at this date that any other business matters will come before the meeting. If, however, any other matters should properly come before the meeting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

Chester, West Virginia                                  By Order of the Board of Directors,
July 17, 1998                                           Rose Mary Williams, SECRETARY

                                   Exhibit A

                           1998 STOCK INCENTIVE PLAN

                                       OF

                             MTR GAMING GROUP, INC.

    1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of MTR GAMING GROUP, INC., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 17), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

    2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 10, the aggregate number of shares of Common Stock, $.0001 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 800,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 11, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

    3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 17) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment;

whether to accelerate the date of exercise of any option or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option , the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 9 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 17), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 17); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 17) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, PROVIDED, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder. Prior to the creation and designation of the Committee by the Board of Directors, all powers and authority allocated hereby to the Committee shall be allocated to the Board of Directors and all references to the Committee shall be deemed to be references to the Board of Directors.

    4.  OPTIONS

    (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 350,000 shares; and FURTHER, PROVIDED, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

    (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

    (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, and set forth in the applicable Contract; PROVIDED, HOWEVER, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

    (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

      The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

      In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

    (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); PROVIDED, HOWEVER, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and FURTHER, PROVIDED, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

    5. RESTRICTED STOCK. The Committee may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

    6. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 17), or (b) without the consent of the Company, such option shall terminate immediately.

      For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

      Except as may otherwise be expressly provided in the applicable Contract, options granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

      Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

      Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or

Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

      Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

    7. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph
17) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

      Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

      Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

    8. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

      The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distri-bution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

      In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

    9. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

    10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

      In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholders of the Company with respect to their shares of stock in the

Company), any outstanding options, unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

    11. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on as of January 27, 1998. No ISO may be granted under the Plan after January 27, 2008. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 10, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

    12. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

    13.  WITHHOLDING TAXES.  The Company, a Subsidiary or Parent may withhold
(a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

    14. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

      The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

    15. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

    16. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, or restricted stock of a Constituent Corporation (as defined in Paragraph 17) or assume the prior options or restricted stock of such Constituent Corporation.

    17. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

    (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

    (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

    (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

    (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

    (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

    (g) "Nasdaq" shall mean the Nasdaq Stock Market.

    (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

    (i)  "Parent" shall have the same definition as "parent corporation" in
Section 424(e) of the Code.

    (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

    (k) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

    18. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

      Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

    19. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

    20. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; PROVIDED, HOWEVER, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwith-standing the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before January 27, 1999, the Plan and any Awards granted hereunder shall terminate.

                                  Exhibit B-1

                             MTR GAMING GROUP, INC.
                              STATE ROUTE 2 SOUTH
                                  P.O. BOX 356
                          CHESTER, WEST VIRGINIA 26034
                           TELEPHONE: (304) 387-2400
                           FACSIMILE: (304) 387-1598

                               February 18, 1998

James V. Stanton, Esq.
Stanton & Associates
1310 19th Street, N.W.
Washington, D.C. 20036

                                          Re: Nomination to Board of Directors

Dear Mr. Stanton:

      On behalf of MTR Gaming Group, Inc., I am pleased to let you know that the board of directors has nominated you for membership as an independent member of the board and the newly formed Audit Committee of the Board.

      Your compensation for service on the board will be as follows:

      1. STOCK PURCHASE OPTIONS. Upon your acceptance of the nomination (the "Commencement Date"), for each year of service you will receive options to purchase 25,000 shares of common stock of the company (the "Options"). The Options will be exercisable for a term of five (5) years from the date of grant. For the first year of service, the grant date will be the Commencement Date. The Options will vest and be deemed earned in tranches of 6,250 for each quarterly board meeting, audit committee meeting, or annual or special meeting of shareholders that you attend in person (for up to four meetings in any calendar year). Any Options that have not vested at the end of each calendar year shall be deemed cancelled.

      2. SHAREHOLDER RATIFICATION. Pursuant to the new rules for the Nasdaq Small Cap Market, the Options are subject to shareholder approval. For purposes of those rules as well as Rule 16b-3(d)(2) of the Securities Exchange Act of 1934, as amended, the company will submit to its shareholders for ratification at the next annual meeting of shareholders the grant of the Options.

      3. REGISTRATION. At its sole cost, the company will register the shares of common stock underlying the Options for public sale by including such shares in any registration statement the company determines to file with the Securities and Exchange Commission with respect to employee compensation.

James V. Stanton
February 18, 1998
Page 2

      4. RECAPITALIZATION. If the company declares a forward or reverse split of its common stock, determines to exchange the common stock of the company for the equity securities of another issuer, or otherwise undergoes a recapitalization, then the terms of the Options shall be adjusted or exchanged equitably.

      5. MEETING FEES. For each regular meeting of the board of directors, audit committee, or shareholders you attend, you will receive a fee of $2,500 and reimbursement of expenses for travel, food, and lodging you incur in attending such meetings.

      6. If these terms are acceptable to you, please sign where indicated below and return this letter to me, at which time the Commencement Date, as defined above, will have occurred. We look forward to your joining our company.

                                          Very truly yours,

                                          /s/ EDSON R. ARNEAULT
                                          --------------------------------------
                                          Edson R. Arneault
                                          PRESIDENT

ACCEPTED:

/s/ JAMES V. STANTON
---------------------------------
James V. Stanton, Esquire

                                  Exhibit B-2

                             MTR GAMING GROUP, INC.
                              STATE ROUTE 2 SOUTH
                                  P.O. BOX 356
                          CHESTER, WEST VIRGINIA 26034
                           TELEPHONE: (304) 387-2400
                           FACSIMILE: (304) 387-1598

                               February 18, 1998

                                          Re: Nomination to Board of Directors

Dear Mr. Fugazy:

      On behalf of MTR Gaming Group, Inc., I am pleased to let you know that the board of directors has nominated you for membership as an independent member of the board and the newly formed Audit Committee of the Board.

      Your compensation for service on the board will be as follows:

      1. STOCK PURCHASE OPTIONS. Upon your acceptance of the nomination (the "Commencement Date"), for each year of service you will receive options to purchase 25,000 shares of common stock of the company (the "Options"). The Options will be exercisable for a term of five (5) years from the date of grant. For the first year of service, the grant date will be the Commencement Date. The Options will vest and be deemed earned in tranches of 6,250 for each quarterly board meeting, audit committee meeting, or annual or special meeting of shareholders that you attend in person (for up to four meetings in any calendar year). Any Options that have not vested at the end of each calendar year shall be deemed cancelled.

      2. SHAREHOLDER RATIFICATION. Pursuant to the new rules for the Nasdaq Small Cap Market, the Options are subject to shareholder approval. For purposes of those rules as well as Rule 16b-3(d)(2) of the Securities Exchange Act of 1934, as amended, the company will submit to its shareholders for ratification at the next annual meeting of shareholders the grant of the Options.

      3. REGISTRATION. At its sole cost, the company will register the shares of common stock underlying the Options for public sale by including such shares in any registration statement the company determines to file with the Securities and Exchange Commission with respect to employee compensation.

      4. RECAPITALIZATION. If the company declares a forward or reverse split of its common stock, determines to exchange the common stock of the company for the equity securities of another issuer, or otherwise undergoes a recapitalization, then the terms of the Options shall be adjusted or exchanged equitably.

William D. Fugazy
February 18, 1998
Page 2

      5. MEETING FEES. For each regular meeting of the board of directors, audit committee, or shareholders you attend, you will receive a fee of $2,500 and reimbursement of expenses for travel, food, and lodging you incur in attending such meetings.

      If these terms are acceptable to you, please sign where indicated below and return this letter to me, at which time the Commencement Date, as defined above, will have occurred. We look forward to your joining our company.

                                          Very truly yours,

                                          /s/ EDSON R. ARNEAULT
                                          --------------------------------------
                                          Edson R. Arneault
                                          PRESIDENT

ACCEPTED:

/s/ WILLIAM D. FUGAZY, JR.
---------------------------------
William D. Fugazy, Jr.

                                REVOCABLE PROXY

                             MTR GAMING GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 21, 1998

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Edson R. Arneault and Robert L. Ruben and each of them, with full power of substitution, as the proxies of the undersigned to vote all the undersigned's shares of the Common Stock of MTR Gaming Group, Inc. (the "Corporation") at the Annual Meeting of the Corporation's Stockholders to be held at the Princeton Club, 15 West 43d Street, New York, New York 10036 on August 21, 1998 at 8:30 a.m. and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

1. ELECTION OF DIRECTORS

   FOR all nominees listed below / /           WITHHOLD AUTHORITY / /

 Edson R. Arneault     Robert L. Ruben      Robert A. Blatt     James V. Stanton  William D. Fugazy, Jr.

    This proxy will be voted in the Election of Directors in the manner described in the Proxy Statement for the Annual Meeting of Stockholders.

(INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.)

2. PROPOSAL TO RATIFY THE ADOPTION OF THE CORPORATION'S 1998 STOCK INCENTIVE
PLAN.

    / / FOR         / / AGAINST       / / ABSTAIN

3. PROPOSAL TO RATIFY GRANT OF STOCK OPTIONS TO THE CORPORATION'S INDEPENDENT DIRECTORS.

    / / FOR         / / AGAINST       / / ABSTAIN

4. PROPOSAL TO CONFIRM THE SELECTION OF CORBIN & WERTZ, AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

    / / FOR         / / AGAINST       / / ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                                                            DATED:                  , 1998.

                                                            ------------------------------------------------------
                                                            Signature

                                                            ------------------------------------------------------
                                                            Signature if held jointly
                                                            Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as
                                                            attorney, executor, administrator, trustee or guardian,
                                                            please give full title as such. If a corporation, please
                                                            sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership
                                                            name by authorized person.
                                                            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                            USING THE ENCLOSED ENVELOPE